UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

ACE SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,

dated as of March 1, 2005, providing for the issuance of

ACE Securities Corp. Home Equity Loan Trust, Series 2005-SN1,

Asset-Backed Pass-Through Certificates)

ACE Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-119047-08	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318, Charlotte, North Carolina		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 704-365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

Item 9.01	Financial Statements and Exhibits

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits

Exhibit No.	Description
4.2

Amendment No. 1 to the Pooling and Servicing Agreement, dated as of March 1, 2005, by and among ACE Securities Corp., as Depositor, Ocwen Federal Bank FSB, Wells Fargo Bank, National Association as Master Servicer and Securities Administrator and HSBC Bank USA, National Association as Trustee relating to the Series 2005-SN1 Asset Backed Pass-Through Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 5, 2005

ACE SECURITIES CORP.

By:	/s/ Douglas K. Johnson
Name:	Douglas K. Johnson
Title:	President

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.2	Amendment No. 1 to the Pooling and Servicing Agreement, dated as of March 1, 2005, by and among ACE Securities Corp., as Depositor, Ocwen Federal Bank FSB as Servicer, Wells Fargo Bank, National Association as Master Servicer and Securities Administrator and HSBC Bank USA, National Association as Trustee relating to the Series 2005-SN1 Asset Backed Pass-Through Certificates.	6

EXHIBIT 4.2